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                                                                       EXHIBIT 3

                                 RESTATED BYLAWS

                                       OF

                                  AZURIX CORP.



                             A Delaware Corporation






                                Date of Adoption
                                November 19, 1998
                                   As Amended
                                January 29, 1999
                                November 2, 1999


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                                 RESTATED BYLAWS

                                Table of Contents

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                                                                                                      Page
                                                                                                      ----
Article I  Offices.......................................................................................1

         Section 1.    Registered Office.................................................................1
         Section 2.    Other Offices.....................................................................1

Article II  Stockholders.................................................................................1

         Section 1.    Place of Meetings.................................................................1
         Section 2.    Quorum; Adjournment of Meetings...................................................1
         Section 3.    Annual Meetings...................................................................2
         Section 4.    Special Meetings..................................................................2
         Section 5.    Record Date.......................................................................2
         Section 6.    Notice of Meetings................................................................3
         Section 7.    Stockholder List..................................................................3
         Section 8.    Proxies...........................................................................3
         Section 9.    Voting; Elections; Inspectors.....................................................4
         Section 10.   Conduct of Meetings...............................................................5
         Section 11.   Treasury Stock....................................................................5
         Section 12.   Action Without Meeting............................................................5
         Section 13.   Business to be Brought Before the Annual Meeting..................................6

Article III  Board of Directors..........................................................................7

         Section 1.    Power; Number; Term of Office.....................................................7
         Section 2.    Quorum; Voting....................................................................7
         Section 3.    Place of Meetings; Order of Business..............................................7
         Section 4.    First Meeting.....................................................................7
         Section 5.    Regular Meetings..................................................................8
         Section 6.    Special Meetings..................................................................8
         Section 7.    Nomination of Directors...........................................................8
         Section 8.    Removal...........................................................................9
         Section 9.    Vacancies; Increases in the Number of Directors...................................9
         Section 10.   Compensation......................................................................9
         Section 11.   Action Without a Meeting; Telephone Conference Meetings...........................9
         Section 12.   Approval or Ratification of Acts or Contracts by Stockholders....................10

Article IV  Committees..................................................................................10

         Section 1.    Executive Committee..............................................................10
         Section 2.    Audit Committee..................................................................10
         Section 3.    Other Committees.................................................................11
         Section 4.    Procedure; Meetings; Quorum......................................................11
         Section 5.    Substitution and Removal of Members; Vacancies...................................11


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
         Section 6.    Limitation on Power and Authority of Committees..................................11

Article V  Officers.....................................................................................12

         Section 1.    Number, Titles and Term of Office................................................12
         Section 2.    Powers and Duties of the Chairman of the Board...................................12
         Section 3.    Powers and Duties of the Chief Executive Officer.................................12
         Section 4.    Powers and Duties of the President...............................................12
         Section 5.    Powers and Duties of the Executive Directors.....................................13
         Section 6.    Powers and Duties of the Vice Chairmen of the Board..............................13
         Section 7.    Powers and Duties of the Managing or Regional Directors..........................13
         Section 8.    Vice Presidents..................................................................13
         Section 9.    General Counsel..................................................................14
         Section 10.   Secretary........................................................................14
         Section 11.   Deputy Corporate Secretary and Assistant Secretaries.............................14
         Section 12.   Chief Financial Officer..........................................................14
         Section 13.   Chief Accounting Officer.........................................................15
         Section 14.   Controller.......................................................................15
         Section 12.   Treasurer........................................................................15
         Section 13.   Assistant Treasurers.............................................................15
         Section 14.   Action with Respect to Securities of Other Corporations..........................15
         Section 15.   Delegation.......................................................................16

Article VI  Capital Stock...............................................................................16

         Section 1.    Certificates of Stock............................................................16
         Section 2.    Transfer of Shares...............................................................16
         Section 3.    Ownership of Shares..............................................................16
         Section 4.    Regulations Regarding Certificates...............................................17
         Section 5.    Lost or Destroyed Certificates...................................................17

Article VII  Miscellaneous Provisions...................................................................17

         Section 1.    Fiscal Year......................................................................17
         Section 2.    Corporate Seal...................................................................17
         Section 3.    Notice and Waiver of Notice......................................................17
         Section 4.    Facsimile Signatures.............................................................18
         Section 5.    Reliance upon Books, Reports and Records.........................................18
         Section 6.    Application of Bylaws............................................................18

Article VIII  Amendments................................................................................18


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                                 RESTATED BYLAWS

                                       OF

                                  AZURIX CORP.


                                    Article I

                                     Offices

Section 1. Registered Office. The registered office of the Corporation required by the state of incorporation of the Corporation to be maintained in the state of incorporation of the Corporation shall be the registered office named in the original charter documents of the Corporation, or such other office as may be designated from time to time by the Board of Directors in the manner provided by law.

Section 2. Other Offices. The Corporation may also have offices at such other places both within and without the state of incorporation of the Corporation as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                   Article II

                                  Stockholders

Section 1. Place of Meetings. All meetings of the stockholders shall be held at the principal office of the Corporation, or at such other place within or without the state of incorporation of the Corporation as shall be specified or fixed in the notices or waivers of notice thereof.

Section 2. Quorum; Adjournment of Meetings. Unless otherwise required by law or provided in the charter documents of the Corporation or these Bylaws, (i) the holders of a majority of the voting power attributable to the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at any meeting of stockholders for the transaction of business, (ii) in all matters other than election of directors, the affirmative vote of the holders of a majority of the voting power attributable to such stock so present or represented at any meeting of stockholders at which a quorum is present shall constitute the act of the stockholders, and (iii) where a separate vote by a class or classes is required, a majority of the voting power attributable to the outstanding shares of such class or classes, present in person or represented by proxy shall constitute a quorum entitled to take action with respect to that vote on that matter and the affirmative vote of the majority of the voting power attributable to the shares of such class or classes present in person or represented by proxy at the meeting shall be the act of such class.

Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.


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Notwithstanding the other provisions of the charter documents of the Corporation or these Bylaws, the chairman of the meeting or the holders of a majority of the voting power attributable to the issued and outstanding stock, present in person or represented by proxy and entitled to vote thereat, at any meeting of stockholders, whether or not a quorum is present, shall have the power to adjourn such meeting from time to time, without any notice other than announcement at the meeting of the time and place of the holding of the adjourned meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at such meeting. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally called.

Section 3. Annual Meetings. An annual meeting of the stockholders, for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place (within or without the state of incorporation of the Corporation), on such date, and at such time as the Board of Directors shall fix and set forth in the notice of the meeting, which date shall be within thirteen
(13) months subsequent to the last annual meeting of stockholders.

Section 4. Special Meetings. Unless otherwise provided in the charter documents of the Corporation, special meetings of the stockholders for any purpose or purposes may be called at any time by the Chairman of the Board, by any Vice Chairman of the Board, by the President, by any Executive Director, by a majority of the Board of Directors, or by a majority of the Executive Committee (if any), at such time and at such place as may be stated in the notice of the meeting. Business transacted at a special meeting shall be confined to the purpose(s) stated in the notice of such meeting.

Section 5. Record Date. For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders, or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors of the Corporation may fix a date as the record date for any such determination of stockholders, which record date shall not precede the date on which the resolutions fixing the record date are adopted and which record date, in the case of a meeting of stockholders, shall not be more than sixty (60) days nor less than ten (10) days before the date of such meeting of stockholders, nor, in the case of any other action, more than sixty (60) days prior to any such action.

If the Board of Directors does not fix a record date for any meeting of the stockholders, the record date for determining stockholders entitled to notice of or to vote at such meeting shall be at the close of business on the third business day next preceding the day on which notice is given. If the Board of Directors does not fix the record date for determining stockholders for any other purpose, the record date shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a


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meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

For the purpose of determining the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If the Board of Directors does not fix the record date, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is necessary, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation at its registered office in the state of incorporation of the Corporation, at its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to a corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If the Board of Directors does not fix the record date, and prior action by the Board of Directors is necessary, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

Section 6. Notice of Meetings. Written notice of the place, date and hour of all meetings, and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be given by or at the direction of the Chairman of the Board, a Vice Chairman of the Board, the President, an Executive Director, the Secretary or other person(s) calling the meeting to each stockholder entitled to vote thereat not less than ten (10) nor more than sixty (60) days before the date of the meeting. Such notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder's address as it appears on the records of the Corporation.

Section 7. Stockholder List. A complete list of stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order for each class of stock and showing the address of each such stockholder and the number of shares registered in the name of such stockholder, shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held. The stockholder list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

Section 8. Proxies. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for him by proxy. Proxies for use at any meeting of stockholders shall be filed with the Secretary, or such other officer as the Board of Directors may from time to time determine by resolution, before or at the time of the meeting. All proxies shall be received and taken charge of and all ballots shall be


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received and canvassed by the secretary of the meeting, who shall decide all questions touching upon the qualification of voters, the validity of the proxies, and the acceptance or rejection of votes, unless an inspector or inspectors shall have been duly appointed as provided in Section 9 of Article II hereof, in which event such inspector or inspectors shall decide all such questions.

No proxy shall be valid after three (3) years from its date, unless the proxy provides for a longer period. Each proxy shall be revocable unless expressly provided therein to be irrevocable and coupled with an interest sufficient in law to support an irrevocable power.

Should a proxy designate two or more persons to act as proxies, unless such instrument shall provide the contrary, a majority of such persons present at any meeting at which their powers thereunder are to be exercised shall have and may exercise all the powers of voting or giving consents thereby conferred, or if only one be present, then such powers may be exercised by that one; or, if an even number attend and a majority do not agree on any particular issue, each person designated to act as proxy and so attending shall be entitled to exercise such powers in respect of such portion of the shares as is equal to the reciprocal of the fraction equal to the number of persons designated to act as proxies and in attendance divided by the total number of shares represented by such proxies.

Section 9. Voting; Elections; Inspectors. Unless otherwise required by law or provided in the charter documents of the Corporation, each stockholder shall on each matter submitted to a vote at a meeting of stockholders have one vote for each shares of stock entitled to vote which is registered in his name on the record date for the meeting. For the purposes hereof, each election to fill a directorship shall constitute a separate matter. Shares registered in the name of another corporation, domestic or foreign, or other legal entity may be voted by such officer, agent or proxy as the bylaws (or comparable instrument) of such corporation or other legal entity may prescribe, or in the absence of such provisions, as the Board of Directors (or comparable body) of such corporation or other legal entity may determine. Shares registered in the name of a deceased person may be voted by the executor or administrator of such person's estate, either in person or by proxy.

All voting, except as required by the charter documents of the Corporation or where otherwise required by law, may be by a voice vote; provided, however, upon request of the chairman of the meeting or upon demand therefor by stockholders holding a majority of the issued and outstanding stock present in person or by proxy at any meeting a stock vote shall be taken. Every stock vote shall be taken by written ballots, each of which shall state the name of the stockholder or proxy voting and such other information as may be required under the procedure established for the meeting. All elections of directors shall be by written ballots, unless otherwise provided in the charter documents of the Corporation.

In advance of any meeting of stockholders, the Chairman of the Board, any Vice Chairman of the Board, the President, any Executive Director or the Board of Directors shall appoint one or more inspectors, each of whom shall subscribe an oath or affirmation to execute faithfully the duties of inspector at such meeting with strict impartiality and according to the best of such inspector's ability. Such inspector(s) shall receive the


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written ballots, count the votes, make and sign a certificate of the result thereof and take such further action as may be required of the inspector(s) under the laws of the state of incorporation of the Corporation. The Chairman of the Board, any Vice Chairman of the Board, the President, any Executive Director or the Board of Directors may appoint any person to serve as inspector, except no candidate for the office of director shall be appointed as an inspector

Unless otherwise provided in the charter documents of the Corporation, cumulative voting for the election of directors shall be prohibited.

Section 10. Conduct of Meetings. The meetings of the stockholders shall be presided over by the Chairman of the Board, or if the Chairman of the Board is not present, by any Vice Chairman of the Board, or if no Vice Chairman is present, by the President, if the President is not present, by any Executive Director, or if none of the Chairman of the Board, Vice Chairmen of the Board, the President and Executive Directors is present, by a chairman elected at the meeting. The Secretary of the Corporation, if present, shall act as secretary of such meetings, or if the Secretary is not present, the Deputy Corporate Secretary or an Assistant Secretary shall so act; if none of the Secretary, the Deputy Corporate Secretary and an Assistant Secretary is present, then a secretary shall be appointed by the chairman of the meeting. The chairman of any meeting of stockholders shall determine the order of business and, subject to the requirements of the laws of the state of incorporation of the Corporation, the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as seem to the chairman in order.

Section 11. Treasury Stock. The Corporation shall not vote, directly or indirectly, shares of its own stock owned by it, and such shares shall not be counted for quorum purposes. No other corporation of which the Corporation owns a majority of the shares entitled to vote in the election of directors of such other corporation shall vote, directly or indirectly, shares of the Corporation's stock owned by such other corporation, and such shares shall not be counted for quorum purposes. Nothing in this Section 11 shall be construed as limiting the right of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

Section 12. Action Without Meeting. Unless otherwise provided in the charter documents of the Corporation, any action permitted or required by law, the charter documents of the Corporation or these Bylaws to be taken at a meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the state of incorporation, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested.


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Every written consent shall bear the date of signature of each stockholder who signs the consent, and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated consent delivered in the manner required by this Section to the Corporation, written consents signed by a sufficient number of holders to take action are delivered to the Corporation by delivery to its registered office in the state of incorporation, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested.

Prompt notice of the taking of corporation action without a meeting by less than a unanimous written consent shall be given by the Secretary to those stockholders who have not consented in writing.

Section 13. Business to be Brought Before the Annual Meeting. To be properly brought before the annual meeting of stockholders, business must be either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this
Section 13 of Article II, who shall be entitled to vote at such meeting and who complies with the notice procedures set forth in this Section 13 of Article II. In addition to any other applicable requirements, for business to be brought before an annual meeting by a stockholder of the Corporation, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than 120 days prior to the anniversary date of the proxy statement for the preceding annual meeting of stockholders of the Corporation. A stockholder's notice to the Secretary shall set forth as to each matter (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business, (iii) the acquisition date, the class and the number of shares of voting stock of the Corporation which are owned beneficially by the stockholder,
(iv) any material interest of the stockholder in such business, and (v) a representation that the stockholder intends to appear in person or by proxy at the meeting to bring the proposed business before the meeting.

Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at the annual meeting except in accordance with the procedures set forth in this Section 13 of Article II.

The chairman of the annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 13 of Article II, and if the chairman should so determine, the chairman shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.


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Notwithstanding the foregoing provisions of this Section 13 of Article II, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder with respect to the matters set forth in this Section 13.

                                   Article III

                               Board of Directors

Section 1. Power; Number; Term of Office. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, and subject to the restrictions imposed by law or the charter documents of the Corporation, the Board of Directors may exercise all the powers of the Corporation.

The number of directors that shall constitute the whole Board of Directors shall be determined from time to time by the Board of Directors (provided that no decrease in the number of directors which would have the effect of shortening the term of an incumbent director may be made by the Board of Directors). If the Board of Directors makes no such determination, the number of directors shall be not less than four and not more than seven. Each director shall hold office until such director's successor shall have been elected and qualified or until such director's earlier death, resignation or removal.

Unless otherwise provided in the charter documents of the Corporation, directors need not be stockholders nor residents of the state of incorporation of the Corporation.

Section 2. Quorum; Voting. Unless otherwise provided in the charter documents of the Corporation, a majority of the total number of directors shall constitute a quorum for the transaction of business of the Board of Directors and the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

Section 3. Place of Meetings; Order of Business. The directors may hold their meetings and may have an office and keep the books of the Corporation, except as otherwise provided by law, in such place or places, within or without the state of incorporation of the Corporation, as the Board of Directors may from time to time determine. At all meetings of the Board of Directors business shall be transacted in such order as shall from time to time be determined by the Chairman of the Board, or in the absence of the Chairman of the Board, by any Vice Chairman of the Board, or in the absence of a Vice Chairman, the President (should the President be a director), or in the President's absence, by an Executive Director (should that Executive Director be a director) or by the Board of Directors.

Section 4. First Meeting. Each newly elected Board of Directors may hold its first meeting for the purpose of organization and the transaction of business, if a quorum is present, immediately after and at the same place as the annual meeting of the stockholders. Notice of such meeting shall not be required. At the first meeting of the Board of Directors in each year at which a quorum shall be present, held next after the


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annual meeting of stockholders, the Board of Directors shall elect the officers of the Corporation.

Section 5. Regular Meetings. Regular meetings of the Board of Directors shall be held at such times and places as shall be designated from time to time by the Chairman of the Board or, in the absence of the Chairman of the Board, by any Vice Chairman of the Board, or in the absence of a Vice Chairman, the President (should the President be a director), or in the President's absence, by an Executive Director (should that Executive Director be a director), or by the Board of Directors. Notice of such regular meetings shall not be required.

Section 6. Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board, any Vice Chairman of the Board, the President (should the President be a director), an Executive Director (should that Executive Director be a director) or, on the written request of any two directors, by the Secretary, in each case on at least twenty-four (24) hours personal, written, telegraphic, cable or wireless notice to each director. Such notice, or any waiver thereof pursuant to Article VII, Section 3 hereof, need not state the purpose or purposes of such meeting, except as may otherwise be required by law or provided for in the charter documents of the Corporation or these Bylaws. Meetings may be held at any time without notice if all the directors are present or if those not present waive notice of the meeting in writing.

Section 7. Nomination of Directors. Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors, except as otherwise provided in Section 9 of this Article III. Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of stockholders (a) by or at the direction of the Board of Directors or (b) by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this Section 7 of Article III, who shall be entitled to vote for the election of directors at the meeting and who complies with the notice procedures set forth in this Section 7 of Article III. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder's notice shall be delivered to or mailed and received at the principal executive offices of the Corporation (i) with respect to an election to be held at the annual meeting of the stockholders of the Corporation, 120 days prior to the anniversary date of the proxy statement for the immediately preceding annual meeting of stockholders of the Corporation, and (ii) with respect to an election to be held at a special meeting of stockholders of the Corporation for the election of directors, not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever first occurs. Such stockholder's notice to the Secretary shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, all information relating to the person that is required to be disclosed in solicitations for proxies for election of directors, or is otherwise required, pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including the written consent of such person to be named in the proxy statement as a nominee and to serve as a director if elected); and (b) as to the stockholder giving the notice
(i) the name and address, as they appear on the Corporation's books, of such stockholder, and (ii) the


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class and number of shares of capital stock of the Corporation which are beneficially owned by the stockholder. At the request of any officer of the Corporation, any person nominated by the Board of Directors for election as a director shall furnish to the Secretary of the Corporation that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee.

In the event that a person is validly designated as nominee to the Board and shall thereafter become unable or unwilling to stand for election to the Board of Directors, the Board of Directors or the stockholder who proposed such nominee, as the case may be, may designate a substitute nominee.

Except as otherwise provided in Section 9 of this Article III, no person shall be eligible to serve as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 7 of Article III. The chairman of the meeting of stockholders shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by the Bylaws, and if the chairman should so determine, the chairman shall so declare to the meeting and the defective nomination shall be disregarded.

Notwithstanding the foregoing provisions of this Section 7 of Article III, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder with respect to the matters set forth in this Section 7 of Article III.

Section 8. Removal. Any director or the entire Board of Directors may be removed, with or without cause by the holders of a majority of the shares then entitled to vote at an election of directors; provided that, with respect to the removal without cause of a director or directors elected by the holders of any class or series entitled to elect one or more directors, only the holders of outstanding shares of that class or series shall be entitled to vote on such removal.

Section 9. Vacancies; Increases in the Number of Directors. Unless otherwise provided in the charter documents of the Corporation, vacancies existing on the Board of Directors for any reason and newly created directorships resulting from any increase in the authorized number of directors to be elected by all of the stockholders having the right to vote as a single class may be filled by the affirmative vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director; and any director so chosen shall hold office until the next annual election and until such Director's successor shall have been elected and qualified, or until such Director's earlier death, resignation or removal.

Section 10. Compensation. Directors and members of standing committees may receive such compensation as the Board of Directors from time to time shall determine to be appropriate, and shall be reimbursed for all reasonable expenses incurred in attending and returning from meetings of the Board of Directors.

Section 11. Action Without a Meeting; Telephone Conference Meetings. Unless otherwise restricted by the charter documents of the Corporation, any action required or permitted to be taken at any meeting of the Board of Directors, or any committee designated by the Board of Directors, may be taken without a meeting if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee. Such consent shall have the same force and effect as a unanimous vote at a meeting and may be stated as such in any document or instrument filed with the Secretary of State of the state of incorporation of the Corporation.

Unless otherwise restricted by the charter documents of the Corporation, subject to the requirement for notice of meetings, members of the Board of Directors or members of any committee designated by the Board of Directors may participate in a meeting of such Board of Directors or committee, as the case may be, by means of a conference telephone connection or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in such a meeting shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

Section 12. Approval or Ratification of Acts or Contracts by Stockholders. The Board of Directors in its discretion may submit any act or contract for approval or ratification at any annual meeting of the stockholders, or at any special meeting of the stockholders called for the purpose of considering any such act or contract, and any act or contract that shall be approved or be ratified by the vote of the stockholders holding a majority of the voting power attributable to the issued and outstanding shares of stock of the Corporation entitled to vote and present in person or by proxy at such meeting (provided that a quorum is present) shall be as valid and as binding upon the Corporation and upon all the stockholders as if it has been approved or ratified by every stockholder of the Corporation.

                                   Article IV

                                   Committees

Section 1. Executive Committee. The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate an Executive Committee consisting of one or more of the directors of the Corporation, one of whom shall be designated chairman of the Executive Committee. During the intervals between the meetings of the Board of Directors, the Executive Committee shall possess and may exercise all the powers of the Board of Directors, except as provided in
Section 6 of this Article IV. The Executive Committee shall also have, and may exercise, all the powers of the Board of Directors, except as aforesaid, whenever a quorum of the Board of Directors shall fail to be present at any meeting of the Board.

Section 2. Audit Committee. The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate an Audit Committee consisting of one or more of the directors of the Corporation, one of whom shall be designated chairman of the Audit Committee. The Audit Committee shall have and may exercise such powers and authority as provided in the resolution creating it and as determined from time to time by the Board of Directors, except as provided in Section 6 of this Article IV.

Section 3. Other Committees. The Board of Directors may, by resolution passed from time to time by a majority of the whole Board of Directors, designate such other committees as it shall see fit consisting of one or more of the directors of the Corporation, one of whom shall be designated chairman of each such committee. Any such committee shall have and may exercise such powers and authority as provided in the resolution creating it and as determined from time to time by the Board of Directors, except as provided in Section 6 of this
Article IV.

Section 4. Procedure; Meetings; Quorum. Any committee designated pursuant to this Article IV shall keep regular minutes of its actions and proceedings in a book provided for that purpose and report the same to the Board of Directors at its meeting next succeeding such action, shall fix its own rules or procedures, and shall meet at such times and at such place or places as may be provided by such rules, or by such committee or the Board of Directors. Should a committee fail to fix its own rules, the provisions of these Bylaws, pertaining to the calling of meetings and conduct of business by the Board of Directors, shall apply as nearly as practicable. At every meeting of any such committee, the presence of a majority of all the members thereof shall constitute a quorum, except as provided in Section 5 of this Article IV, and the affirmative vote of a majority of the members present shall be necessary for the adoption by it of any resolution.

Section 5. Substitution and Removal of Members; Vacancies. The Board of Directors may designate one or more directors as alternate members of any committee who may replace any absent or disqualified member at any meeting of such committee. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member. The Board of Directors shall have the power at any time to remove any member(s) of a committee and to appoint other directors in lieu of the person(s) so removed and shall also have the power to fill vacancies in a committee.

Section 6. Limitation on Power and Authority of Committees. No committee of the Board of Directors shall have the power or authority of the Board of Directors in reference to amending the charter documents of the Corporation (except that a committee may, to the extent and in the manner authorized by the laws of the state of incorporation of the Corporation, fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series) or adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution of the Corporation, amending, altering or repealing these Bylaws or adopting new bylaws for the Corporation, and, unless a resolution passed by a majority of the whole Board of Directors so provides, no such committee shall have the power and authority to declare a dividend, to authorize the issuance of stock or to adopt a certificate of ownership and merger pursuant to the laws of the state of incorporation of the Corporation.

                                    Article V

                                    Officers

Section 1. Number, Titles and Term of Office. The officers of the Corporation shall be a Chairman of the Board, a Treasurer, a Secretary, and such other officers as the Board of Directors may from time to time elect or appoint (including, but not limited to, one or more Vice Chairmen of the Board, a President, one or more Executive Directors, one or more Managing or Regional Directors, one or more Vice Presidents (any one or more of whom may be designated Executive Vice President or Senior Vice President), a Chief Financial Officer, a Chief Accounting Officer, a Controller, a General Counsel, a Deputy Corporate Secretary, one or more Assistant Secretaries and one or more Assistant Treasurers). Each officer shall hold office until such officer's successor shall be duly elected and shall qualify or until such officer's death or until such officer shall resign or shall have been removed. Any number of offices may be held by the same person, unless the charter documents of the Corporation provide otherwise. Except for the Chairman of the Board, no officer need be a director.

Section 2. Powers and Duties of the Chairman of the Board. The Chairman of the Board shall preside at all meetings of the stockholders and of the Board of Directors; and he shall have such other powers and duties as designated in these Bylaws and as from time to time may be assigned to him by the Board of Directors.

Section 3. Powers and Duties of the Chief Executive Officer. The Chairman of the Board shall be the chief executive officer of the Corporation unless the Board of Directors designates any Executive Director or the President as chief executive officer. Subject to the control of the Board of Directors and the executive committee (if any), the chief executive officer shall have general executive charge, management and control of the properties, business and operations of the Corporation with all such powers as may be reasonably incident to such responsibilities; may agree upon and execute all leases, contracts, evidences of indebtedness and other obligations in the name of the Corporation and may sign all certificates for shares of capital stock of the Corporation; and shall have such other powers and duties as designated in accordance with these Bylaws and as from time to time may be assigned to the chief executive officer by the Board of Directors.

Section 4. Powers and Duties of the President. Unless the Board of Directors otherwise determines, the President shall have the authority to agree upon and execute all leases, contracts, evidences of indebtedness and other obligations in the name of the Corporation; and, unless the Board of Directors, otherwise determines, the President shall, in the absence of the Chairman of the Board, any Vice Chairman of the Board or any Executive Director or if there be no Chairman of the Board or Vice Chairman of the Board and in the absence of all Executive Directors, preside at all meetings of the stockholders and (should the President be a director) of the Board of Directors; and the

President shall have such other powers and duties as designated in accordance with these Bylaws and as from time to time may be assigned to the President by the Board of Directors or the Chairman of the Board.

Section 5. Powers and Duties of the Executive Directors. The Executive Directors shall be the executive officers of the Corporation next in authority to the Chairman of the Board, whom the Executive Directors shall assist in the management of the business of the Corporation and the implementation of orders and resolutions of the Board of Directors. Unless the Board of Directors otherwise determines, each Executive Director shall have the authority to agree upon and execute all leases, contracts, evidence of indebtedness and other obligations in the name of the Corporation. Each Executive Director shall have such other powers and duties as designated in accordance with these Bylaws and as from time to time may be assigned to such Executive Director by the Board of Directors or the Chairman of the Board.

Section 6. Powers and Duties of the Vice Chairmen of the Board. The Board of Directors may assign areas of responsibility to the Vice Chairmen of the Board, and, in such event, and subject to the overall direction of the Chairman of the Board and the Board of Directors, the Vice Chairmen of the Board shall be responsible for supervising the management of the affairs of the Corporation and its subsidiaries within the area or areas assigned and shall monitor and review on behalf of the Board of Directors all functions within the corresponding area or areas of the Corporation and each such subsidiary of the Corporation. In the absence of the President, or in the event of the President's inability or refusal to act, a Vice Chairman of the Board shall perform the duties of the President, and when so acting shall have all the powers of and be subject to all the restrictions upon the President. Further, the Vice Chairmen of the Board shall have such other powers and duties as designated in accordance with these Bylaws and as from time to time may be assigned to the Vice Chairmen of the Board by the Board of Directors or the Chairman of the Board.

Section 7. Powers and Duties of the Managing or Regional Directors. The Managing or Regional Directors shall be the executive officers of the Corporation next in authority to the Chairman of the Board, the Vice Chairmen, the President and the Executive Directors, all of whom the Managing or Regional Directors shall assist in the management of the business of the Corporation and the implementation of orders and resolutions of the Board of Directors. Unless the Board of Directors otherwise determines, each Managing or Regional Director shall have the authority to agree upon and execute all leases, contracts, evidence of indebtedness and other obligations in the name of the Corporation. Each Managing or Regional Director shall have such other powers and duties as designated in accordance with these Bylaws and as from time to time may be assigned to such Managing or Regional Director by the Board of Directors, the Chairman of the Board, the Vice Chairmen of the Board, the Executive Directors or the President.

Section 8. Vice Presidents. Subject to any restrictions that may be imposed by the Board of Directors, each Vice President shall at all times possess power to sign all certificates, contracts and other instruments of the Corporation, except as otherwise limited in writing by the Chairman of the Board, any Executive Director, the President, any Vice Chairman of the Board or any Managing or Regional Director of the Corporation. Each Vice President shall have such other powers and duties as from time to time may be assigned to such Vice President by the Board of Directors, the Chairman of the Board, any Executive Director, the President, any Vice Chairman of the Board, or any Managing or Regional Director.

Section 9. General Counsel. The General Counsel shall act as chief legal advisor to the Corporation. The General Counsel may have one or more staff attorneys and assistants, and may retain other attorneys to conduct the legal affairs and litigation of the Corporation under the General Counsel's supervision.

Section 10. Secretary. The Secretary shall keep the minutes of all meetings of the Board of Directors, committees of the Board of Directors and the stockholders, in books provided for that purpose; shall attend to the giving and serving of all notices; may in the name of the Corporation affix the seal of the Corporation to any contract of the Corporation and attest the affixation of the seal of the Corporation thereto; may sign with the other appointed officers all certificates for shares of capital stock of the Corporation; shall have charge of the certificate books, transfer books and stock ledgers, and such other books and papers as the Board of Directors may direct, all of which shall at all reasonable times be open to inspection of any director upon application at the office of the Corporation during business hours; shall have such other powers and duties as designated in these Bylaws and as from time to time may be assigned to the Secretary by the Board of Directors, the Chairman of the Board, any Executive Director, the President, any Vice Chairman of the Board or any Managing or Regional Director; and shall in general perform all acts incident to the office of Secretary, subject to the control of the Board of Directors, the Chairman of the Board, any Executive Director, the President, any Vice Chairman of the Board or any Managing or Regional Director.

Section 11. Deputy Corporate Secretary and Assistant Secretaries. The Deputy Corporate Secretary and each Assistant Secretary shall have the usual powers and duties pertaining to such offices, together with such other powers and duties as designated in these Bylaws and as from time to time may be assigned to the Deputy Corporate Secretary or an Assistant Secretary by the Board of Directors, the Chairman of the Board, any Executive Director, the President, any Vice Chairman of the Board, any Managing or Regional Director or the Secretary. The Deputy Corporate Secretary shall exercise the powers of the Secretary during that officer's absence or inability or refusal to act.

Section 12. Chief Financial Officer. The Chief Financial Officer shall be the officer of the Corporation who shall have the responsibility to oversee financial matters relating to the business of the Corporation. Unless the Board of Directors otherwise determines, the Chief Financial Officer shall have the authority to agree upon and execute all leases, contracts, evidence of indebtedness and other obligations in the name of the Corporation. The Chief Financial Officer shall have such other powers and duties as designated in accordance with these Bylaws and as from time to time may be assigned to the Chief Financial Officer by the Board of Directors, the Chairman of the Board, any Executive Director, the President, or any Vice Chairman of the Board.

Section 13. Chief Accounting Officer. The Chief Accounting Officer shall be the officer of the Corporation who shall have the responsibility to oversee accounting, tax, cash management and treasury matters relating to the business of the Corporation. The Chief Accounting Officer may have one or more staff accountants and assistants, and may retain other accountants to assist with the matters relating to the business of the Corporation under the Chief Accounting Officer's supervision. Unless the Board of Directors otherwise determines, the Chief Accounting Officer shall have the authority to agree upon and execute all leases, contracts, evidence of indebtedness and other obligations in the name of the Corporation. The Chief Accounting Officer shall have such other powers and duties as designated in accordance with these Bylaws and as from time to time may be assigned to the Chief Accounting Officer by the Board of Directors, the Chairman of the Board, any Executive Director, the President, or any Vice Chairman of the Board.

Section 14. Controller. The Controller shall report to the Chief Accounting Officer and may issue any financial statements or reports of the Company, or on behalf of the Company for any interest it owns in other entities.

Section 15. Treasurer. Subject to any restrictions that may be imposed by the Board of Directors, the Treasurer shall have responsibility for the custody and control of all the funds and securities of the Corporation, and shall have such other powers and duties as designated in these Bylaws and as from time to time may be assigned to the Treasurer by the Board of Directors, the Chairman of the Board, any Executive Director, the President, any Vice Chairman of the Board or any Managing or Regional Director. The Treasurer shall perform all acts incident to the position of Treasurer, subject to the control of the Board of Directors, the Chairman of the Board, any Executive Director, the President, any Vice Chairman of the Board, or any Managing or Regional Director; and the Treasurer shall, if required by the Board of Directors, give such bond for the faithful discharge of the Treasurer's duties in such form as the Board of Directors may require.

Section 16. Assistant Treasurers. Each Assistant Treasurer shall have the usual powers and duties pertaining to such office, together with such other powers and duties as designated in these Bylaws and as from time to time may be assigned to each Assistant Treasurer by the Board of Directors, the Chairman of the Board, any Executive Director, the President, any Vice Chairman of the Board, any Managing or Regional Director, or the Treasurer. Any Assistant Treasurer may exercise the powers of the Treasurer during that officer's absence or inability or refusal to act.

         Section 17. Action with Respect to Securities of Other Corporations. Unless otherwise directed by the Board of Directors, the Chairman of the Board, any Executive Director, the President or any Vice Chairman of the Board, together with the Secretary, the Deputy Corporate Secretary or any Assistant Secretary shall have power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of security holders of or with respect to any action of security holders of any other corporation in which this Corporation may hold securities and otherwise to exercise any and all rights and powers which this Corporation may possess by reason of its ownership of securities in such other corporation.

Section 18. Delegation. For any reason that the Board of Directors may deem sufficient, the Board of Directors may, except where otherwise provided by statute, delegate the powers or duties of any officer to any other person, and may authorize any officer to delegate specified duties of such officer to any other person. Any such delegation or authorization by the Board shall be effected from time to time by resolution of the Board of Directors.

                                   Article VI

                                  Capital Stock

Section 1. Certificates of Stock. The certificates for shares of the capital stock of the Corporation shall be in such form, not inconsistent with that required by law and the charter documents of the Corporation, as shall be approved by the Board of Directors. Every holder of stock represented by certificates shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman of the Board, an Executive Director, President, a Vice Chairman of the Board or a Vice President and the Secretary, Deputy Corporate Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer of the Corporation representing the number of shares (and, if the stock of the Corporation shall be divided into classes or series, certifying the class and series of such shares) owned by such stockholder which are registered in certified form; provided, however, that any of or all the signatures on the certificate may be facsimile. The stock record books and the blank stock certificate books shall be kept by the Secretary, or at the office of such transfer agent or transfer agents as the Board of Directors may from time to time determine. In case any officer, transfer agent or registrar who shall have signed or whose facsimile signature or signatures shall have been placed upon any such certificate or certificates shall have ceased to be such officer, transfer agent or registrar before such certificate is issued by the Corporation, such certificate may nevertheless be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue. The stock certificates shall be consecutively numbered and shall be entered in the books of the Corporation as they are issued and shall exhibit the holder's name and number of shares.

Section 2. Transfer of Shares. The shares of stock of the Corporation shall be transferable only on the books of the Corporation by the holders thereof in person or by their duly authorized attorneys or legal representatives upon surrender and cancellation of certificates for a like number of shares. Upon surrender to the Corporation or a transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

Section 3. Ownership of Shares. The Corporation shall be entitled to treat the holder of record of any share or shares of capital stock of the Corporation as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the state of incorporation of the Corporation.

Section 4. Regulations Regarding Certificates. The Board of Directors shall have the power and authority to make all such rules and regulations as they may deem expedient concerning the issue, transfer and registration or the replacement of certificates for shares of capital stock of the Corporation.

Section 5. Lost or Destroyed Certificates. The Board of Directors may determine the conditions upon which the Corporation may issue a new certificate of stock in place of a certificate theretofore issued by it which is alleged to have been lost, stolen or destroyed and may require the owner of such certificate or such owner's legal representative to give bond, with surety sufficient to indemnify the Corporation and each transfer agent and registrar against any and all losses or claims which may arise by reason of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate in the place of the one so lost, stolen or destroyed.

                                   Article VII

                            Miscellaneous Provisions

Section 1. Fiscal Year. The fiscal year of the Corporation shall end on the last day of December of each year.

Section 2. Corporate Seal. The corporate seal shall be circular in form and shall have inscribed thereon the name of the Corporation and the state of its incorporation, which seal shall be in the charge of the Secretary and shall be affixed to certificates of stock, debentures, bonds, and other documents, in accordance with the direction of the Board of Directors, and as may be required by law; however, the Secretary may, if the Secretary deems it expedient, have a facsimile of the corporate seal inscribed on any such certificates of stock, debentures, bonds, contracts or other documents. Duplicates of the seal may be kept for use by the Deputy Corporate Secretary or any Assistant Secretary.

Section 3. Notice and Waiver of Notice. Whenever any notice is required to be given by law, the charter documents of the Corporation or under the provisions of these Bylaws, said notice shall be deemed to be sufficient if given (i) by telegraphic, cable or wireless transmission (including by telecopy or facsimile transmission) or (ii) by deposit of the same in a post office box or by delivery to an overnight courier service company in a sealed prepaid wrapper addressed to the person entitled thereto at such person's post office address, as it appears on the records of the Corporation, and such notice shall be deemed to have been given on the day of such transmission or mailing or delivery to courier, as the case may be.

Whenever notice is required to be given by law, the charter documents of the Corporation or under any of the provisions of these Bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person, including without limitation a director, at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice unless so required by the charter documents of the Corporation or these Bylaws.

Section 4. Facsimile Signatures. In addition to the provisions for the use of facsimile signatures elsewhere specifically authorized in these Bylaws, facsimile signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board of Directors.

Section 5. Reliance upon Books, Reports and Records. A member of the Board of Directors, or a member of any committee designated by the Board of Directors, shall, in the performance of such person's duties, be fully protected in relying in good faith upon the records of the Corporation and upon such information, opinion, reports or statements presented to the Corporation by any of the Corporation's officers or employees, or committees of the Board of Directors, or by any other person as to matters the member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

Section 6. Application of Bylaws. In the event that any provisions of these Bylaws is or may be in conflict with any law of the United States, of the state of incorporation of the Corporation or of any other governmental body or power having jurisdiction over this Corporation, or over the subject matter to which such provision of these Bylaws applies, or may apply, such provision of these Bylaws shall be inoperative to the extent only that the operation thereof unavoidably conflicts with such law and shall in all other respects be in full force and effect.

                                  Article VIII

                                   Amendments

The Board of Directors shall have the power to adopt, amend and repeal from time to time Bylaws of the Corporation, subject to the right of the stockholders entitled to vote with respect thereto to amend or repeal such Bylaws as adopted or amended by the Board of Directors.